UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2010

AMICO GAMES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53461	98-0579264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room North-02, 9th Floor, Flat A,
No. 89 Zhongshan Avenue West, Tianhe District,
Guangzhou, Canton Province, China 510630
 (Address of principal executive offices)

(8620) 85562666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01     Regulation FD Disclosure

On April 16, 2010, our board of directors approved a forward stock split by way of a stock dividend.  In connection with the stock split, shareholders on record as of May 7, 2010 will receive three (3) shares of common stock for each one (1) share of common stock currently held. The anticipated pay-out date is May 10, 2010, or such other date as may be determined by our board and the Financial Industry Regulatory Authority.

Upon completion of the stock split, our issued and outstanding shares will increase from 73,000,000 shares of common stock to 292,000,000 shares of common stock with a par value of $0.00001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2010	AMICO GAMES CORP.

	By:	/s/Peter Liu
Peter Liu
President and Chief Executive Officer